The Bjurman, Barry Funds
Supplement Dated November 28, 2008
to Prospectus Dated August 1, 2008

General Information

Liquidation of Small Cap and Mid Cap Funds
The Small Cap Growth Fund and the Mid Cap Growth Fund will be liquidated on December 15, 2008.  The portfolio securities held by both funds have been sold and the proceeds are invested in overnight bank time deposits through a sweep service administered by the Trust’s custodian.  Sales of additional shares of both funds have been terminated, but until the liquidation date shareholders may redeem their shares of the funds, or exchange them for shares of the Micro-Cap Growth Fund, at net asset value per share (which has been adjusted for anticipated liquidation expenses).  No redemption fees will be charged in connection with such exchanges.  Any shares of the Small Cap Growth Fund and Mid Cap Growth Fund outstanding on the liquidation date will be automatically cancelled and redeemed for cash at their net asset value per share on that date.

Change of Adviser and Reorganization of Bjurman, Barry Micro-Cap Growth Fund
Teton Advisors, Inc. (“Teton”) has been appointed as the investment adviser to the Bjurman, Barry Micro-Cap Growth Fund (the “Fund”) pursuant to an interim advisory agreement (the “Interim Agreement”) for a period of up to 150 days after November 28, 2008, the termination date of the Trust’s previous investment advisory agreement with Bjurman, Barry & Associates (“BB&A”). Teton has agreed to waive all or a portion of its fees, and reimburse expenses of the Fund, in order to limit certain operating expenses of the Fund (excluding extraordinary expenses) to 1.80% of the Fund’s average annual net assets for the duration of the Interim Agreement.

The Trust has signed an agreement with GAMCO Westwood Funds for the tax-free reorganization of the Fund into the GAMCO Westwood Mighty MitesSM Fund (the “Mighty Mites Fund”), a series of GAMCO Westwood Funds managed by Teton which seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities.  The reorganization is subject to approval by the shareholders of the Fund at a special shareholder meeting to be held as soon as reasonably practicable before the termination of the Interim Agreement.  Further details on the reorganization will be provided in the proxy statement that will accompany the notice to the shareholders of the special meeting.  Teton has agreed to bear the expenses of the shareholder meeting called to approve the reorganization, and to bear certain expenses of the Fund incurred in connection with the Interim Agreement and certain expenses of the Fund (if any) which may be incurred as a result of the termination of the certain of the Fund’s current service provider contracts.

Change of Name and Address
The name of the Trust has been changed to The B.B. Funds.  The name of the Fund has been changed to the B.B. Micro-Cap Fund.  The address and phone number of the Trust have been changed to One Corporate Center, Rye, New York 10580-1422, (800) 422-3554.

THE FOLLOWING CHANGES TO THE PROSPECTUS ARE EFFECTIVE AS OF THE CLOSE OF BUSINESS ON NOVEMBER 28, 2008:

Change of Adviser

All references to BB&A in the Prospectus are replaced by references to Teton Advisors, Inc., and the term “Adviser” refers to Teton Advisors, Inc.

Change of Trust Name and Address

All references to the name of the Trust are changed to “The B.B. Funds.”  All references to the name of the Bjurman, Barry Micro-Cap Fund are changed to the “B.B. Micro-Cap Fund.”  All references to the address and phone number of the Trust are changed to One Corporate Center, Rye, New York 10580-1422, (800) 422-3554. All references to the Trust’s website are changed to www.gabelli.com.

The first two paragraphs on page 3 of the Prospectus are revised as follows:

In selecting stocks, the Adviser attempts to identify companies that:
•	have above-average sales and earnings growth prospects
•	have improving balance sheet fundamentals given the current status of economic and business cycles
•	are undervalued and may significantly appreciate due to management changes, stock acquisitions, mergers, reorganizations, tender offers, spin-offs, or other significant events
•	have new or unique products, new or expanding markets, changing competitive or regulatory climates, or undervalued assets or franchises.

The Adviser also considers the stocks’ prices and the issuers’ balance sheet characteristics and strength of management.

Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development.  Micro-cap companies can also be engaged in new and emerging industries.

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies.  The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.

Footnote (2) to the Annual Fund Operating Expenses table on page 10 of the Prospectus is revised as follows with respect to the Micro Cap Fund:

The Adviser has agreed to reduce or waive all or a portion of its investment advisory fees, and to reimburse expenses of the Fund, in order to limit certain operating expenses of the Fund to 1.80% of the average annual net assets, excluding extraordinary expenses, for the duration of the Interim Agreement.

The “Investment Selection Process” section (pages 12 and 13 of the Prospectus) is deleted.

“The Investment Adviser” section (page 17) of the Prospectus is revised as follows:

Teton Advisors, Inc., formerly named Gabelli Advisers, Inc., with principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund.  The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment programs and manages the Fund’s operations under the general supervision of the Board.  The Adviser is a Delaware corporation.  The Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the New York Stock Exchange.

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, payable within five business days after the end of each calendar month, at the annual rate of 1.00% of the Fund’s average daily net assets during the month.

The Adviser has agreed to reduce or waive all or a portion of its investment advisory fees, and to reimburse expenses of the Fund, in order to limit certain operating expenses of the Fund to 1.80% of the average annual net assets, excluding extraordinary expenses, for the duration of the Interim Agreement.

During 2008, after giving effect to BB&A’s expense waiver and fee reimbursement, BB&A was paid a management fee equal to 1.00%, 0.63% and 0.15% of the average net assets of the Micro-Cap Growth Fund, the Small Cap Growth Fund and the Mid Cap Growth Fund, respectively.

A discussion regarding the Trustee’s basis for approving the Interim Agreement and the Reorganization will be set forth in the proxy statement for the special meeting of shareholders called to consider the Reorganization.

The “Portfolio Management” section (page 18) of the Prospectus is revised as follows:

Mario J. Gabelli, Walter K. Walsh, and Laura Linehan are primarily responsible for the day-to-day management of the Fund and are also the portfolio managers of GAMCO Westwood Mighty Mites Fund.  Mario J. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.  Walter K. Walsh has been one of the portfolio mangers of the Mighty Mites Fund since its inception in 1998.  He was previously Compliance Officer of Gabelli & Company, Inc. from 1994 through 2003, and currently is also a compliance consultant.  Ms. Linehan has been one of the portfolio managers of the Mighty Mites Fund since its inception in 1998.  She previously worked in the Alternative Investment Group of GAMCO Investors, Inc.  Prior to that, she was Director of Research and Portfolio Manager for the Mighty Mites Fund and various other small-cap portfolios until March 2003.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Fund.

The first paragraph on page 28 of the Prospectus is revised as follows:

Portfolio securities are valued as follows: Securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued.  If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day.  If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board determines in good faith will reflect its fair market value.  Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.